                             Joint Filing Agreement

     In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, the persons named below agree to the joint filing on behalf of each of them of a
Statement on Schedule 13D (including amendments thereto) with respect to the
Class A Common Stock of Sequa Corporation, and further agree that this Joint
Filing Agreement be included as an exhibit to such joint filing. In evidence thereof, the undersigned, being duly authorized, hereby execute this Agreement this 29th day of January, 2007.

Date: January 29, 2007

                                  /s/  Marjorie Alexander
                                  -------------------------
                                  Marjorie Alexander

                                  /s/ Gail Binderman
                                  -------------------------
                                  Gail Binderman

                                  /s/ Mark Alexander
                                  -------------------------
                                  Mark Alexander

                                  /s/ Sharon Zoffness
                                  -------------------------
                                  Sharon Zoffness

                                  Norman and Marjorie Alexander Foundation, Inc.

                                  By: /s/ Gail Binderman
                                      -------------------------
                                      Gail Binderman
                                      Vice President

                                  FIFTY BROAD STREET, INC.
                                  By: /s/ Gail Binderman
                                      -------------------------
                                      Gail Binderman
                                      Vice President

                                  FORFED CORPORATION
                                  By: /s/ Gail Binderman
                                      -------------------------
                                      Gail Binderman
                                      Vice President

                                  COURTNEY CORPORATION
                                  By: /s/ Gail Binderman
                                      -------------------------
                                      Gail Binderman
                                      Vice President

                                  42 NEW STREET, INC.
                                  By: /s/ Gail Binderman
                                      -------------------------
                                      Gail Binderman
                                      Vice President

                                  YOUANDI CORP.
                                  By: /s/ Gail Binderman
                                      -------------------------
                                      Gail Binderman
                                      Vice President